SEMI
ANNUAL
REPORT

[GRAPHIC OMITTED]

                                FEBRUARY 28, 2003




TEMPLETON EMERGING

MARKETS INCOME FUND, INC.





    [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: TEMPLETON EMERGING MARKETS INCOME FUND SEEKS HIGH, CURRENT INCOME, WITH A SECONDARY GOAL OF CAPITAL APPRECIATION, BY INVESTING, UNDER NORMAL MARKET CONDITIONS, AT LEAST 80% OF ITS NET ASSETS IN INCOME-PRODUCING SECURITIES OF SOVEREIGN OR SOVEREIGN-RELATED ENTITIES AND PRIVATE SECTOR COMPANIES IN EMERGING MARKET COUNTRIES.
--------------------------------------------------------------------------------


Dear Shareholder:

We are pleased to bring you Templeton Emerging Markets Income Fund's semiannual report covering the period ended February 28, 2003. During the six months under review, emerging bond markets provided positive returns as global interest rates declined, commodity prices remained favorable and capital flows to the asset class continued. In particular, international capital markets easily absorbed several emerging market issuers' need for capital, given an environment of relatively low financing costs. Following market declines and domestic pre-election concerns of summer 2002, several countries successfully completed political transitions to new administrations, and bond markets responded positively. Many emerging market issuers also benefited from continued implementation of structural reforms, improved credit fundamentals, and favorable competitive positioning and trade dynamics.



CONTENTS

Shareholder Letter .................   1

Performance Summary ................  11

Important Notice
to Shareholders ....................  12

Financial Highlights &
Statement of Investments ...........  13

Financial Statements ...............  17

Notes to
Financial Statements ...............  20

[GRAPHIC OMITTED]

FUND CATEGORY
EDGAR REPRESENTATION OF TEXT USED IN PYRAMID GRAPHIC AS FOLLOWS:

Global
Growth
Growth & Income
Income
Tax-Free Income


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 14.

With U.S. yields at historical lows and many other developed economies easing monetary conditions to accommodate a softening business cycle, higher yielding assets began to attract more capital inflows. Given uncertainty in the U.S. economy and corporate profits, U.S. equity markets declined 7.29% for the six months ended February 28, 2003, as measured by the Standard & Poor's 500 Composite Index (S&P 500). 1 Although risk aversion persisted in U.S. securities markets, high yield credit risk premiums, or interest rate spreads over U.S. Treasuries, fell from 9.2% at the beginning of the period to 8.7% as of February 28, 2003, as measured by the J.P. Morgan Domestic High Yield Index. 2 Emerging debt markets benefited from a similar government/corporate bond dynamic. Lower interest rates in developed economies can generally benefit emerging market borrowers, because reduced financing costs can attract capital as investors seek higher returns outside developed countries. As a result, the interest rate spread on the J.P. Morgan Emerging Markets Bond Index Global (JPM EMBIG) declined to 6.59% at the end of the period compared with 8.12% at the beginning. 3

Nearly every region represented in the JPM EMBIG posted positive results during the reporting period. Continued improvement in Europe's and Asia's underlying economic and credit fundamental trends supported regional bond performances of 18.75% and 4.82% during the period. Bond performance was less consistent within Latin America; however, the region returned 15.52%



1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
2. Source: J.P. Morgan. The J.P. Morgan Domestic High Yield Index is designed to mirror the investible universe of the U.S. dollar domestic high yield corporate debt market.
3. Source: J.P. Morgan. The unmanaged JPM EMBIG tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. The index includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

primarily as a result of Brazil's post-election "relief rally" and its large weighting in the JPM EMBIG. 3

Several country-specific events throughout the period contributed to instances of bond market volatility, but as a whole good news seemed to offset negative headlines. For example, in Brazil the post-election transition process went smoothly, and the new president found what we believe to be market-friendly appointees to head the ministries responsible for Brazil's economy. This, along with an unprecedented 83% approval rating and a somewhat ambitious reform agenda, may bode well for a honeymoon period of optimism from Brazilians and foreign investors. Among Brazil's several major legislative reforms slated for 2003, the most significant include tax reforms, labor law reforms, a major overhaul of the social security system, and a preliminary law that opens the door for a constitutional amendment giving central bank independence. Social security reform is the most ambitious, in our view. Currently civil servants receive 100% of their last salaries during retirement, with the added luxury of possible salary increases, which costs taxpayers an amount commensurate with 5% of Brazil's gross domestic product (GDP). If government succeeds in capping benefits and reducing payouts to levels comparable with the rest of the world, it could mean significant savings for government accounts.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/03

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Latin America & Caribbean 37.6%
Europe 35.2%
Asia 15.0%
North America 3.9%
Middle East & Africa 3.6%
Short-Term Investments & Other Net Assets 4.7%

Although Mexico's economy continued to be negatively impacted by its close ties to the U.S. slowdown, Mexican bonds rallied on strong technical support. Needed structural reforms in the country's energy, oil and agriculture industries have been slow to move forward, in part due to a congressional impasse, and attention is now on the July 2003 mid-term elections. Recent polls show President Vicente Fox's popularity at a relatively high 62%, which could translate into increased congressional support if he decides to campaign alongside his party's candidates. Although higher oil prices could help in the short term, Mexico's continued growth largely depends on a stronger U.S. recovery and increased demand for Mexican exports, in our view.

In Venezuela, the country's political crisis worsened in December 2002 as members of the opposition staged a two-month strike that paralyzed the country. The opposition has called for presidential resignation ever since Chavez returned to power after a short-lived coup in April 2002. By period-end, negotiation efforts proved unsuccessful. Both the Organization of American States and a newly formed group of neighboring countries called "Friends of Venezuela" have not been able to get either side to settle on a compromise. Oil exports from Venezuela dropped tremendously, impacting global prices significantly. Before the strike, Venezuelan oil company PDVSA was exporting three million barrels per day, but post-strike levels fell to about one-third of that amount. Analyst and economist consensus estimates concluded the economy may face a contraction of about 10% for 2003. At period-end, a tentative referendum set for August regarding the president's term as allowed by the constitution could authorize early elections. The situation remains uncertain and we are monitoring developments closely.

Colombia's government had a productive six months through February, contributing to considerable optimism regarding growth prospects and improved fundamental conditions there. The government pushed through and passed most of its economic reform agenda in 2002, which resulted in a total fiscal savings of more than 2% of GDP. 4 For 2003, we expect Colombia's leaders to focus on passing additional reforms via referendum. If passed, these may help foster additional savings, less corruption and an improved sense of security -- important factors for stimulating domestic consumption, economic growth and general stability.

Russia led eastern European bond performance this reporting period. Russian bonds outperformed mainly due to continued steady improvement in various economic factors over the past couple of years. Russia's international reserve accumulation, or stock of hard currency holdings, ended the reporting period at more than US$53 billion, illustrating Russia's robust balance-of-payment position, which itself is a function of strong exports and capital flows into the country. 5 Ongoing structural reforms, including tax and property laws, could improve the investment climate and support a return of foreign direct investment to the country. An example of this was British Petroleum's recent announcement of its US$6.75 billion investment into the Russian oil venture Tyumen Oil, which will be one of the largest


--------------------------------------------------------------------------------
WHAT IS BALANCE OF PAYMENTS?

BALANCE OF PAYMENTS IS A RECORD OF ALL OF A COUNTRY'S EXPORTS AND IMPORTS OF GOODS AND SERVICES, BORROWING AND LENDING WITH THE REST OF THE WORLD DURING A PARTICULAR TIME PERIOD. IT HELPS A COUNTRY EVALUATE ITS COMPETITIVE STRENGTHS AND WEAKNESSES AND FORECAST THE STRENGTH OF ITS CURRENCY.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHAT ARE CURRENT AND CAPITAL ACCOUNTS?

A CURRENT ACCOUNT IS THAT PART OF THE BALANCE OF PAYMENTS WHERE ALL OF ONE COUNTRY'S INTERNATIONAL TRANSACTIONS IN GOODS AND SERVICES ARE RECORDED. A CAPITAL ACCOUNT IS THAT PART OF THE BALANCE OF PAYMENTS THAT MEASURES THE FLOWS OF INVESTMENTS IN AND OUT OF ONE COUNTRY.
--------------------------------------------------------------------------------

4. Source: Colombia Ministry of Finance and Public Credit, 11/02.
5. Source: The Central Bank of the Russian Federation, 3/7/03.

TOP 10 COUNTRIES
2/28/03

                   % OF TOTAL
                    NET ASSETS
------------------------------
Russia                 22.8%

Mexico                 14.7%

Venezuela               9.1%

Ukraine                 4.9%

Bulgaria                4.8%

Philippines             4.7%

Colombia                4.6%

South Korea             4.5%

Malaysia                4.5%

U.S. 3.9%


foreign investments in Russian history. 6 Higher oil prices supplemented Russia's overall economic strength, and its prudent debt and fiscal management has allowed the country to bolster its underlying credit position through early repayment of obligations and decreased reliance on external financing.

Elsewhere in Europe, Ukraine continued to benefit from positive underlying fundamentals with low inflation, strong domestic demand and continued export growth supporting its balance-of-payment position and reserve accumulation. Appointment of a new prime minister and establishment of a coalition government enabled Ukraine's parliament to pass key legislative items, including amendments necessary for the Organization for Economic Cooperation and Development's Financial Action Task Force to lift tentative economic sanctions against the country and improve the international community's perception. Likewise, Bulgaria benefited from an improving current account position as well as recent fiscal consolidation. The country could continue to benefit if it moves forward with structural reform plans necessary to position itself as a candidate for potential third-wave European Union (EU) accession.

Asian emerging bond markets provided relative stability during the six months under review. South Korea's and Malaysia's positive risk-adjusted return profiles, or rate of return given the level of risk assumed for making an investment, helped position the Fund defensively given global economic uncertainty while maintaining attractive yields. Additionally, Malaysia's strong growth characteristics and lack of dependence on capital markets for assistance in filling financing gaps led to overall improvement in



6. Source: Tyumen Oil Company press release, 3/7/03 (www.tnk.ru).

its credit fundamentals. Thus, independent credit rating agency Moody's Investors Service upgraded Malaysia's sovereign credit to investment grade during the period. Furthermore, we believe the region could be well positioned to enjoy export growth if the global economy recovers. We were more cautious with respect to the Philippines, despite modest inflation and robust growth rates there. However, we think President Arroyo's recent announcement not to seek re-election bodes well for progress on fiscal and banking sector reform.

Within this environment, for the six months ended February 28, 2003, Templeton Emerging Markets Income Fund reported cumulative total returns of 16.21% based on market price and 13.16% based on net asset value, as shown in the Performance Summary on page 11. By comparison, the benchmark JPM EMBIG increased 14.76% during the same period. 3 The Fund's slight underperformance, in net asset value terms, was partially attributable to the Fund's strategically underweighted position in Brazil, whose bond prices recovered following presidential elections and pushed the JPM EMBIG higher. Many bond investors responded favorably as they saw Brazil's willingness to meet debt obligations following President-elect Lula's appointment of key cabinet members. However, in our view there was no significant improvement in Brazil's ability to service its debt, in terms of economic growth and structural reform, factors that had concerned investors only a few months earlier. Hence, we sought what we believed to be better risk-adjusted returns through overweighted positions in Eastern Europe and Asia. In particular, the Fund's core portfolio holdings in Russia, Colombia, Bulgaria, Ukraine, Mexico and the Philippines performed well for the reporting period and returned 22.35%, 20.87%, 10.42%, 10.41%, 9.60%, and 4.23%, respectively, according to the JPM EMBIG. 3 We have sought to position the Fund to benefit over the long term through investment in countries that we believe possess sound economic policy and prudent debt management.

Weak global economic growth and benign inflation have driven interest rates to historically low levels. Templeton Emerging Markets Income Fund has been able to earn incremental income above U.S. government bond rates through its international bond investments. While generally emerging market government bonds provide a higher current income stream than U.S. government bonds, emerging market yields have also generally experienced a downward trend. Thus, reinvestment rates have generally fallen for Templeton Emerging Markets Income Fund. Falling yields and the Fund's more defensive position in its allocation to certain higher volatility emerging market debt has lowered the overall income stream available for dividend payments. As a result, the Fund has lowered its dividend rate.

Looking ahead, we hold a cautiously optimistic outlook for emerging bond markets over the intermediate and long terms. In particular, we are generally more defensive and have begun reducing our relative weighting to Latin America while increasing exposure to certain countries in eastern Europe and Asia. We remain positive on eastern Europe and the implications for structural reform and improved credit fundamentals that could accompany EU enlargement. Meanwhile, we remain concerned about economic prospects and political risk in certain Latin American countries. We believe additional caution is warranted given a potential war scenario, which would likely increase oil prices, possibly affecting oil-importing nations and depressing demand for products from developing countries. However, given the bond rally during the reporting period, credit spreads tightened considerably and provided an excellent opportunity for governments to take advantage of lower-cost financing. We believe many countries may use this opportunity to reduce existing debt-servicing costs, which could improve credit fundamentals to some extent. We plan on maintaining our strategy of focusing on countries that we believe have strong economic growth prospects, improving financial conditions and coherent, disciplined policy management. Although emerging market bond valuations rose during the period, we believe underlying country fundamentals improved significantly and that the asset class is healthier than it was six months ago. Consequently, we hold a positive outlook for the Fund's underlying holdings, and will continue to seek attractive investment opportunities.

It is important to note that investing in foreign securities involves special risks, such as adverse economic, social and political developments in countries where the Fund invests, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors in addition to risks associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We look forward to serving your investment needs in the years ahead, and we welcome your comments and suggestions.


Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.



--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of February 28, 2003, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the Investment Manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 2/28/03
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES.



PRICE AND DISTRIBUTION INFORMATION


                               CHANGE         2/28/03   8/31/02
--------------------------------------------------------------------------------
Net Asset Value (NAV)          +$0.79         $11.90    $11.11
Market Price (NYSE)            +$1.10         $12.10    $11.00
DISTRIBUTIONS (9/1/02-2/28/03)
Dividend Income                $0.62

PERFORMANCE
                                                                      INCEPTION
                                         6-MONTH  1-YEAR    5-YEAR     (9/23/93)
--------------------------------------------------------------------------------
Cumulative Total Return 1
  Based on change in NAV                  13.16%   8.15%     52.22%      133.92%
  Based on change in market price         16.21%  15.23%     65.61%      122.31%
Average Annual Total Return 1
  Based on change in NAV                  13.16%   8.15%      8.77%        9.43%
  Based on change in market price         16.21%  15.23%     10.62%        8.84%


1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, economic instability and social and political developments of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, please call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

--------------------------------------------------------------------------------
NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in "emerging market countries," effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's fundamental investment policy to invest at least 65% of its total assets in high yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries remains the same.

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open market transactions, at the discretion of management. This authorization remains in effect.
--------------------------------------------------------------------------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

                                                 SIX MONTHS ENDED                  YEAR ENDED AUGUST 31,
                                                 FEBRUARY 28, 2003   -----------------------------------------------
                                                     (UNAUDITED)      2002      2001       2000      1999      1998
                                                 -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........         $11.11      $11.48    $12.43     $11.36     $9.46    $14.33
                                                 -------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...............            .49        1.16 b    1.26       1.27      1.26      1.22
 Net realized and unrealized gains (losses) ...            .91        (.27) b   (.93)      1.03      1.88     (4.85)
                                                 -------------------------------------------------------------------
Total from investment operations ..............           1.40         .89       .33       2.30      3.14     (3.63)
                                                 -------------------------------------------------------------------
Capital share repurchases .....................             --          --       .01        .01        --        --
                                                 -------------------------------------------------------------------
Distributions from net investment income ......           (.62)      (1.26)    (1.29)     (1.24)    (1.24)    (1.24)
                                                 -------------------------------------------------------------------
Net asset value, end of period ................         $11.89      $11.11    $11.48     $12.43    $11.36     $9.46
                                                 -------------------------------------------------------------------
Market value, end of period c .................        $12.100     $11.000   $10.930    $10.688    $9.938    $8.125
                                                 -------------------------------------------------------------------
Total return (based on market value per share) d        16.21%      12.38%    15.53%     21.62%    37.66%  (33.52)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............       $560,706    $522,210  $539,423   $587,397  $540,977  $450,329
Ratios to average net assets:
 Expenses .....................................          1.20% e     1.15%     1.18%      1.19%     1.18%     1.18%
 Net investment income (loss) .................          8.76% e     9.99% b  10.77%     10.62%    11.30%     9.01%
Portfolio turnover rate .......................         67.54%      95.94%   138.63%     53.40%    38.29%   122.92%

aBased on average weighted shares outstanding effective year ended August 31,
 1999.
bEffective September 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began amortizing all premium and discount on fixed-income securities, as required. The effect of this change was as follows:
   Net Investment income per share                       $(.03)
   Net realized and unrealized gains/(losses) per share    .03
   Ratio of net investment income to average net assets   (.29)%
   Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.
cBased on the last sale on the New York Stock Exchange.
dTotal Return is not annualized.
eAnnualized.

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED)

                                                                           PRINCIPAL
                                                                        AMOUNT/WARRANTS A       VALUE
----------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 95.3%
   BRAZIL 3.2%
   Globo Communicacoes Participacoes Ltd., 144A, 10.625%, 12/05/08      $    5,000,000      $    1,337,500
   Republic of Brazil, 11.00%, 8/17/40 ...........................          23,572,000          16,898,177
                                                                                            --------------
                                                                                                18,235,677
                                                                                            --------------
   BULGARIA 4.8%
   Republic of Bulgaria, 144A, 8.25%, 1/15/15 ....................          23,432,000          26,782,776
                                                                                            --------------
   COLOMBIA 4.6%
   Republic of Colombia:
    10.50%, 7/09/10 ..............................................           6,308,000           6,505,125
    10.00%, 1/23/12 ..............................................           8,070,000           8,080,088
    10.75%, 1/15/13 ..............................................           5,300,000           5,449,460
    11.75%, 2/25/20 ..............................................           5,705,000           5,946,036
                                                                                            --------------
                                                                                                25,980,709
                                                                                            --------------
   DOMINICAN REPUBLIC 1.1%
   Domincan Republic, 144A, 9.04%, 1/23/13 .......................           6,550,000           6,296,188
                                                                                            --------------
   HUNGARY 1.0%
   Government of Hungary, 8.50%, 10/12/05 ........................       1,169,400,000 HUF       5,396,832
                                                                                            --------------

   INDONESIA 1.3%
b  PT Astra International TBK, wts., 12/31/03 ....................           3,786,583 IDR         689,991
c  PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07 .........          16,375,000           4,380,312
c  PT Inti Indorayon Utama TBK, 9.125, 10/15/49 ..................           6,830,000             187,825
c  Tjiwi Kimia International Finance 13.25%, 2/20/49 .............           8,000,000           1,800,000
                                                                                            --------------
                                                                                                 7,058,128
                                                                                            --------------
   MALAYSIA 4.5%
   Government of Malaysia, 7.50%, 7/15/11 ........................          21,400,000          25,019,168
                                                                                            --------------

   MEXICO 14.7%
c  Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 .......           5,130,216             410,417
   United Mexican States:
    7.50%, 1/14/12 ...............................................           3,100,000           3,334,438
    11.375%, 9/15/16 .............................................          44,456,000          60,682,440
    11.50%, 5/15/26 ..............................................          13,000,000          17,845,750
                                                                                            --------------
                                                                                                82,273,045
                                                                                            --------------
   NETHERLANDS .9%
   Astra Overseas Finance BV 144A:
    FRN, 4.6687%, 6/30/05 ........................................           2,727,081           2,297,566
    zero cpn., 6/30/06 ...........................................           4,036,000           2,744,480
                                                                                            --------------
                                                                                                 5,042,046
                                                                                            --------------
   PANAMA 2.4%
   Republic of Panama, 10.75%, 5/15/20 ...........................          12,000,000          13,432,500
                                                                                            --------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                                    PRINCIPAL
                                                                AMOUNT/WARRANTS A            VALUE
--------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
PERU 2.4%
Republic of Peru, 9.875%, 2/06/2015 ...........................   $   13,290,000         $    13,688,700
                                                                                         ---------------
PHILIPPINES 4.7%
Philippine Long Distance Telephone Co.:
 9.25%, 6/30/06 ...............................................          620,000                 599,072
 MTN, Series E, 9.25%, 6/30/06 ................................        5,080,000               4,908,530
Republic of Philippines:
 9.875%, 3/16/10 ..............................................        7,933,000               8,496,243
 9.00%, 2/15/13 ...............................................        1,400,000               1,371,300
 10.625%, 3/16/25 .............................................        6,075,000               6,257,250
 Reg S, 8.75%, 10/07/16 .......................................        5,450,000               5,016,725
                                                                                         ---------------
                                                                                              26,649,120
                                                                                         ---------------
POLAND .9%
Republic of Poland, 6.25%, 7/03/12 ............................        4,640,000               5,253,640
                                                                                         ---------------
RUSSIA 22.8%
Federation of Russia:
 Reg S, 11.00%, 7/24/18 .......................................       58,825,000              76,940,100
 Reg S, 12.75%, 6/24/28 .......................................       34,506,000              50,975,438
                                                                                         ---------------
                                                                                             127,915,538
                                                                                         ---------------
SOUTH AFRICA 3.6%
Republic of South Africa:
 8.375%, 10/17/06 .............................................        3,000,000               3,427,500
 7.375%, 4/25/12 ..............................................       10,060,000              11,404,519
 8.50%, 6/23/17 ...............................................        4,600,000               5,456,750
                                                                                         ---------------
                                                                                              20,288,769
                                                                                         ---------------
SOUTH KOREA 4.5%
Korea Development Bank:
 4.25%, 11/13/07 ..............................................       20,000,000              20,119,000
 5.50%, 11/13/12 ..............................................        5,000,000               5,138,250
                                                                                         ---------------
                                                                                              25,257,250
                                                                                         ---------------
UKRAINE 4.9%
Republic of Ukraine, 11.00%, 3/15/07 ..........................       25,184,880              27,332,495
                                                                                         ---------------
UNITED STATES 3.9%
U.S. Treasury Note, 1.50%, 2/28/05 ............................       21,700,000              21,676,998
                                                                                         ---------------
VENEZUELA 9.1%
Republic of Venezuela:
 9.25%, 9/15/27 ...............................................       62,074,000              38,136,714
 144A, 9.125%, 6/18/07 ........................................        7,200,000               5,316,336
 Reg S, 9.125%, 6/18/07 .......................................       10,050,000               7,420,719
                                                                                         ---------------
                                                                                              50,873,769
                                                                                         ---------------
TOTAL LONG TERM INVESTMENTS (COST $526,067,227) ...............                              534,453,348
                                                                                         ---------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2003 (UNAUDITED) (CONT.)

                                                                         PRINCIPAL
                                                                     AMOUNT/WARRANTS A            VALUE
-----------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (COST $13,996,686) 2.5%
d  Franklin Institutional Fiduciary Trust Money Market Portfolio ......  13,996,686         $    13,996,686
                                                                                            ---------------
   TOTAL INVESTMENTS (COST $540,063,913) 97.8% ........................                         548,450,034
   OTHER ASSETS, LESS LIABILITIES 2.2% ................................                          12,256,326
                                                                                            ---------------
   NET ASSETS 100.0% ..................................................                     $   560,706,360
                                                                                            ---------------

   CURRENCY ABBREVIATIONS:
   HUF -- Hungarian Forint
   IDR -- Indonesian Rupiah



a The principal amount is stated in U.S. dollars unless otherwise indicated. b Non-income producing.
c  See Note 6 regarding defaulted securities.
d  See Note 7 regarding investments in the "Sweep Money Fund."

                     See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2003 (UNAUDITED)


Assets:
 Investments in securities:
  Cost ...................................................................... $ 540,063,913
                                                                              -------------
  Value .....................................................................   548,450,034
 Receivables:
  Investment securities sold ................................................    94,285,302
  Dividends and interest ....................................................    11,614,332
                                                                              -------------
      Total assets ..........................................................   654,349,668
                                                                              -------------
Liabilities:
 Payables:
  Investment securities purchased ...........................................    92,811,125
  Affiliates ................................................................       419,759
 Other liabilities ..........................................................       412,424
                                                                              -------------
      Total liabilities .....................................................    93,643,308
                                                                              -------------
Net assets, at value ........................................................ $ 560,706,360
                                                                              -------------
Net assets consist of:
 Undistributed net investment income ........................................ $   1,130,237
 Net unrealized appreciation (depreciation) .................................     8,374,944
 Accumulated net realized gain (loss) .......................................  (109,526,379)
 Capital shares .............................................................   660,727,558
                                                                              -------------
Net assets, at value ........................................................ $ 560,706,360
                                                                              -------------
Net asset value per share ($560,706,360 / 47,165,033 shares outstanding) ....        $11.89
                                                                              -------------

                                                                             17
                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)


Investment Income:
 Dividends ..............................................................      $    120,134
 Interest ...............................................................        26,213,593
                                                                               ------------
      Total investment income ...........................................        26,333,727
Expenses:
 Management fees (Note 3) ...............................................         2,216,855
 Administrative fees (Note 3) ...........................................           396,767
 Transfer agent fees ....................................................           385,000
 Custodian fees .........................................................            43,400
 Reports to shareholders ................................................            26,000
 Registration and filing fees ...........................................            38,600
 Professional fees ......................................................            29,500
 Directors' fees and expenses ...........................................            28,000
 Other ..................................................................             6,200
                                                                               ------------
      Total expenses ....................................................         3,170,322
           Net investment income (loss) .................................        23,163,405
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ...........................................................        (5,517,191)
  Foreign currency transactions .........................................            (7,599)
                                                                               ------------
      Net realized gain (loss) ..........................................        (5,524,790)
  Net unrealized appreciation (depreciation) on:
  Investments ...........................................................        48,053,860
  Translation of assets and liabilities denominated in foreign currencies           (11,177)
                                                                               ------------
      Net unrealized appreciation (depreciation) ........................        48,042,683
                                                                               ------------
Net realized and unrealized gain (loss) .................................        42,517,893
                                                                               ------------
Net increase (decrease) in net assets resulting from operations .........      $ 65,681,298
                                                                               ------------

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2003 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2002

                                                                                             SIX MONTHS ENDED       YEAR ENDED
                                                                                             FEBRUARY 28, 2003   AUGUST 31, 2002
                                                                                             -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..........................................................      $  23,163,405       $  54,432,363
  Net realized gain (loss) from investments and
  foreign currency transactions .........................................................         (5,524,790)        (41,492,694)
  Net unrealized appreciation (depreciation) on investments and translation of assets
  and liabilities denominated in foreign currencies .....................................         48,042,683          29,037,082
                                                                                             -----------------------------------
      Net increase (decrease) in net assets
 resulting from operations ..............................................................         65,681,298          41,976,751

Distributions to shareholders from net investment income ................................        (29,137,059)        (59,190,526)
Capital share transactions (Note 2) .....................................................          1,952,424                --
                                                                                             -----------------------------------
      Net increase (decrease) in net assets .............................................         38,496,663         (17,213,775)

Net assets:
 Beginning of period ....................................................................        522,209,697         539,423,472
                                                                                             -----------------------------------
 End of period ..........................................................................      $ 560,706,360       $ 522,209,697
                                                                                             -----------------------------------
Undistributed net investment income included in net assets:
 End of period ..........................................................................      $   1,130,237       $   7,103,891
                                                                                             -----------------------------------

                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary goal of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Bond discount and premium is amortized on a yield to maturity basis. Distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Board of Directors of the Fund previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open market transactions, at the discretion of management. This authorization remains in effect. Through February 28, 2003, the Fund had repurchased a total of 610,500 shares.

At February 28, 2003, there were 100 million shares authorized ($0.01 par value). During the period ended February 28, 2003, 169,776 shares were issued for $1,952,424 from reinvested distributions.


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of 0.85% per year of the Fund's average daily net assets. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets.


4. INCOME TAXES

At February 28, 2003, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

       Cost of investments ............................ $540,993,818
                                                        ------------
       Unrealized appreciation ........................   53,036,184
       Unrealized depreciation ........................  (45,579,968)
                                                        ------------
       Net unrealized appreciation (depreciation) ..... $  7,456,216
                                                        ------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31 on the sale of securities, and bond discounts and premiums.

At August 31, 2002, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                 Capital loss carryovers expiring in:
                  2007 .............................. $ 1,960,611
                  2008 ..............................  20,490,368
                  2009 ..............................  17,957,029
                  2010 ..............................  22,453,289
                                                     ------------
                                                      $62,861,297
                                                     ------------

At August 31, 2002, the Fund had deferred capital losses occurring subsequent to October 31, 2001 of $39,770,278. For tax purposes, such losses will be reflected in the year ending August 31, 2003.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2003 aggregated $342,015,941 and $344,450,042, respectively.


6. CREDIT RISK, DEFAULTED SECURITIES

At February 28, 2003, the Fund held defaulted securities with a value aggregating $6,778,554. For information as to specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and those bonds for which the income is deemed uncollectable and provides an estimate for losses on interest receivable.


7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by the Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $120,134 of dividend income from investment in the Sweep Money Fund.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, February 28, 2003

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Fort Lauderdale, Florida, on February 28, 2003. The purpose of the meeting was to elect three Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of three (3) Directors:

                                            % OF          % OF                        % OF         % OF
                                         OUTSTANDING      VOTED                    OUTSTANDING     VOTED
  TERM EXPIRING 2006:           FOR         SHARES        SHARES      WITHHELD        SHARES      SHARES
---------------------------------------------------------------------------------------------------------
  Betty P. Krahmer           43,220,340     91.97%        98.15%       815,673         1.74%       1.85%
  Gordon S. Macklin          43,200,952     91.93%        98.10%       835,061         1.78%       1.90%
  Fred R. Millsaps           43,167,082     91.85%        98.03%       868,931         1.85%       1.97%

* HARRIS J. ASHTON, NICHOLAS F. BRADY, HARMON E. BURNS, FRANK J. CROTHERS, S. JOSEPH FORTUNATO, ANDREW H. HINES, JR., EDITH E. HOLIDAY, CHARLES B. JOHNSON AND CONSTANTINE D. TSERETOPOULOS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERM OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Emerging Markets Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com
















SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800/416-5585. Registered shareholders can now access their Fund account on-line with Investor SERVICEDIRECTSM. For information go to Mellon Investor Services' web site at https://www.melloninvestor.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

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


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


                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable
  Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                          12/02

    [LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030

SEMIANNUAL REPORT
TEMPLETON EMERGING MARKETS INCOME FUND, INC.

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.




TLTEI S2003 04/03    [GRAPHIC OMITTED]  Printed on recycled paper